                                                                    EXHIBIT 10.2


                           CALCULATION DATE STATEMENT
                 CenterPoint Energy Transition Bond Company, LLC
             (formerly Reliant Energy Transition Bond Company LLC)
                  $748,897,000 Transition Bonds, Series 2001-1

Pursuant to Section 3 of Annex 1 to the Transition Property Servicing Agreement
            (the "Agreement"), dated as of October 24, 2001, between
                    CenterPoint Energy Houston Electric, LLC
           (formerly Reliant Energy, Incorporated), as Servicer, and
                CenterPoint Energy Transition Bond Company, LLC
        (formerly Reliant Energy Transition Bond Company LLC), as Issuer

Capitalized terms used in this Calculation Date statement have their respective meanings as set forth in the Agreement.


CALCULATION DATE: AUGUST 1, 2003
IMMEDIATELY PRECEDING PAYMENT DATE: MARCH 17, 2003
PAYMENT DATE IMMEDIATELY PRECEDING THE NEXT SUCCEEDING ADJUSTMENT
  DATE: SEPTEMBER 15, 2003
NEXT SUCCEEDING ADJUSTMENT DATE: NOVEMBER 1, 2003

(A) THE TRANSITION BOND BALANCE AND THE PROJECTED TRANSITION BOND BALANCE FOR EACH SERIES AS OF THE IMMEDIATELY PRECEDING PAYMENT DATE

            Transition Bond Balance as of March 17, 2003
            Class A-1                                                                           95,528,678.00
            Class A-2                                                                          118,000,000.00
            Class A-3                                                                          130,000,000.00
            Class A-4                                                                          385,897,000.00

            Projected Transition Bond Balance as of March 17, 2003
            Class A-1                                                                           95,528,678.00
            Class A-2                                                                          118,000,000.00
            Class A-3                                                                          130,000,000.00
            Class A-4                                                                          385,897,000.00


(B) THE AMOUNT ON DEPOSIT IN THE OVERCOLLATERALIZATION SUBACCOUNT AND THE SCHEDULED OVERCOLLATERALIZATION LEVEL AS OF THE IMMEDIATELY PRECEDING PAYMENT DATE

            Amount on deposit in the Overcollateralization Subaccount as of March 17, 2003         468,060.63
            Scheduled Overcollateralization Level as of March 17, 2003                             468,060.63

(C) THE AMOUNT ON DEPOSIT IN THE CAPITAL SUBACCOUNT AND THE REQUIRED CAPITAL AMOUNT AS OF THE IMMEDIATELY PRECEDING PAYMENT DATE

            Amount on deposit in the Capital Subaccount as of March 17, 2003                     3,744,485.00
            Required Capital Amount as of March 17, 2003                                         3,744,485.00

(D) THE AMOUNT ON DEPOSIT IN THE RESERVE SUBACCOUNT AS OF THE IMMEDIATELY PRECEDING PAYMENT DATE

            Amount on deposit in the Reserve Subaccount as of March 17, 2003                     8,443,065.37


(E) THE PROJECTED TRANSITION BOND BALANCE AND THE SERVICER'S PROJECTION OF THE TRANSITION BOND BALANCE ON THE PAYMENT DATE IMMEDIATELY PRECEDING THE NEXT SUCCEEDING ADJUSTMENT DATE

            Projected Transition Bond Balance as of September 15, 2003
            Class A-1                                                                           83,171,877.00
            Class A-2                                                                          118,000,000.00
            Class A-3                                                                          130,000,000.00
            Class A-4                                                                          385,897,000.00

            Servicer's projection of the Transition Bond Balance as of September 15, 2003
            Class A-1                                                                           83,171,877.00
            Class A-2                                                                          118,000,000.00
            Class A-3                                                                          130,000,000.00
            Class A-4                                                                          385,897,000.00

(F) THE SCHEDULED OVERCOLLATERALIZATION LEVEL AND THE SERVICER'S PROJECTION OF THE AMOUNT ON DEPOSIT IN THE OVERCOLLATERALIZATION SUBACCOUNT FOR THE PAYMENT DATE IMMEDIATELY PRECEDING THE NEXT SUCCEEDING ADJUSTMENT DATE

            Scheduled Overcollateralization Level as of September 15, 2003                         624,080.83
            Servicer's projection of the amount on deposit in the
              Overcollateralization Subaccount as of September 15, 2003                            624,080.83

(G) THE REQUIRED CAPITAL AMOUNT AND THE SERVICER'S PROJECTION OF THE AMOUNT ON DEPOSIT IN THE CAPITAL SUBACCOUNT FOR THE PAYMENT DATE IMMEDIATELY PRECEDING THE NEXT SUCCEEDING ADJUSTMENT DATE

            Required Capital Amount as of September 15, 2003                                     3,744,485.00
            Servicer's projection of the amount on deposit in the Capital Subaccount
              as of September 15, 2003                                                           3,744,485.00


(H) THE SERVICER'S PROJECTION OF THE AMOUNT ON DEPOSIT IN THE RESERVE SUBACCOUNT FOR THE PAYMENT DATE IMMEDIATELY PRECEDING THE NEXT SUCCEEDING ADJUSTMENT DATE

            Servicer's projection of the amount on deposit in the Reserve Subaccount
               as of September 15, 2003                                                          9,800,000.00



   August 1, 2003

   CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
   (formerly RELIANT ENERGY, INCORPORATED), as Servicer

   by:   /s/ Linda Geiger
         ----------------------------------------------
         Linda Geiger
         Assistant Treasurer